Exhibit 99.1

WABCO’s Sales Growth in 2016 Solidly Outperforms Global Commercial Vehicle Market; Provides Guidance for 2017

•	Q4 2016 sales of $713.7 million, up 6.4 percent from a year ago and up 8.3 percent in local currencies

•	Full year 2016 sales of $2,810.0 million, up 6.9 percent from a year ago and up 8.7 percent in local currencies

•	Q4 2016 reported operating margin of 12.8 percent, up from 11.2 percent a year ago; performance Q4 2016 operating margin of 14.0 percent, up from 13.1 percent a year ago

•	Full year 2016 reported operating margin of 12.7 percent, up from 10.3 percent a year ago; performance full year 2016 operating margin of 13.9 percent, up from 13.5 percent a year ago

•	For full year 2016, WABCO continued to strongly convert income into cash, resulting in net cash from operating activities of $405.4 million

•	Q4 2016 reported diluted EPS of $1.15 versus $1.71 a year ago; performance Q4 2016 diluted EPS of $1.47, up from $1.43 a year ago

•	Full year 2016 reported diluted EPS of $3.98 versus $4.72 a year ago; performance full year 2016 diluted EPS of $5.80, up from $5.62 a year ago

•	Provides guidance for full year 2017: sales growth to range from 4.0 to 9.0 percent in local currencies, reported diluted EPS to range from $5.23 to $5.73 and performance diluted EPS to range from $5.55 to $6.05

BRUSSELS, Belgium, February 17, 2017 – WABCO Holdings Inc. (NYSE: WBC), a leading global supplier of technologies and services that improve the safety, efficiency and connectivity of commercial vehicles, today reported Q4 and full year 2016 results.

WABCO Q4 2016

U.S. Dollars in millions except EPS or otherwise indicated	Q4 2016	Q4 2015
Sales	$713.7	$670.6
Sales change – in U.S. Dollars year on year	Up 6.4%	—
Sales change – in local currencies year on year	Up 8.3%	—
Operating Income – Reported	$91.1	$74.9
Operating Income – Performance	$100.1	$87.8
Operating Margin – Reported	12.8%	11.2%
Operating Margin – Performance	14.0%	13.1%
Net Income Attributable to the Company – Reported	$63.1	$98.7
Net Income Attributable to the Company – Performance	$80.9	$82.1
Diluted EPS – Reported	$1.15	$1.71
Diluted EPS – Performance	$1.47	$1.43

WABCO Full Year 2016

U.S. Dollars in millions except EPS or otherwise indicated	FY 2016	FY 2015
Sales	$2,810.0	$2,627.5
Sales change – in U.S. Dollars year on year	Up 6.9%	—
Sales change – in local currencies year on year	Up 8.7%	—
Operating Income – Reported	$355.9	$270.9
Operating Income – Performance	$389.4	$354.4
Operating Margin – Reported	12.7%	10.3%
Operating Margin – Performance	13.9%	13.5%
Net Income Attributable to the Company – Reported	$223.0	$275.2
Net Income Attributable to the Company – Performance	$324.6	$327.4
Diluted EPS – Reported	$3.98	$4.72
Diluted EPS – Performance	$5.80	$5.62

“In Q4 2016, we continued to increase market penetration in key regions, such as China, the world’s largest market for commercial vehicles, where in particular we augmented adoption of WABCO anti-lock braking systems on light- and medium-duty trucks,” said Jacques Esculier, WABCO Chairman and Chief Executive Officer.

“Altogether, 2016 marked WABCO’s tenth consecutive year of solid outperformance of the commercial vehicle industry relative to global truck and bus production,” said Esculier. “We continued to increase levels of WABCO content per vehicle through market share gains and additional uptake of our industry-leading safety and efficiency technologies globally.”

In 2016, WABCO’s Operating System, the company’s globally standardized management environment, delivered $83.0 million of materials and conversion productivity. It generated gross materials productivity of 5.5 percent, another robust result.

At the same time, WABCO delivered over $15 million cost savings in operating expenses for full year 2016.

“In 2016, we sustained further cost efficiency across WABCO’s global value chain, and in particular in our factories we delivered conversion productivity of 7.0 percent, an annual record,” said Esculier. “With robust improvement in our operating margin, we once again demonstrated WABCO’s commitment to deliver further profitability derived from growth.”

In 2016, WABCO continued to strongly convert income into cash, resulting in net cash from operating activities of $405.4 million.

WABCO Share Buyback Program

Since June 2011, WABCO has repurchased 18,295,912 shares for $1,471.0 million in open market transactions as of December 31, 2016, including 609,000 shares bought back for $62.5 million during Q4 2016. As previously disclosed, WABCO is further authorized to repurchase up to $600 million of additional shares through December 31, 2018.

Recent WABCO Highlights

Recently, WABCO announced that it has extended its long-term agreement with KAMAZ to supply a range of advanced technologies, including WABCO’s breakthrough mBSP™ modular braking system platform.

KAMAZ is Russia’s largest manufacturer of heavy-duty trucks. This major agreement will support KAMAZ’s series production in Russia and the Commonwealth of Independent States, resulting in new incremental business for WABCO, including WABCO’s support as sole supplier for KAMAZ’s newest heavy-duty vehicle platform. This extended agreement marks further expansion of WABCO’s partnership with KAMAZ for supply of anti-lock braking and electronic braking systems, automatic traction control, electronic stability control, and OptiRide™ electronically controlled air suspension.

WABCO China recently entered into a new long-term agreement with Shaanxi Fast Gear Company to continue to develop and supply automated manual transmission (AMT) technology. Fast Gear is the world’s largest manufacturer of heavy-duty transmissions. Through its differentiated “design-for-China” customer focus, WABCO continues to successfully expand its strategic partnership with Fast Gear. This major contract will result in incremental revenues and will further strengthen WABCO’s market-leading position in AMT systems in China. WABCO’s AMT technology improves fuel savings up to 5% through optimized gear shifting while reducing the overheads associated with driver training. WABCO is the global market leader with nearly 3.5 million AMT systems sold.

In Q4 2016, WABCO delivered a record quarterly number of its Transics TX-SKY™ onboard computer systems for fleets. Additionally, in 2016, WABCO delivered a record annual number of its Transics TX-TRAILERGUARD™ fleet management systems (FMS). As a full systems supplier, WABCO can uniquely connect trucks, trailers, cargo, drivers, business partners and fleet operators in real time. With TX-SKY and TX-TRAILERGUARD, all of this information is integrated – 24/7 – onto the fleet manager’s displays via TX-CONNECT™ web-based back-office technology. This big data translates into actionable management insights, resulting in better fleet performance, improved asset utilization and more connected vehicles. In 2016, WABCO continued successfully to leverage one of the commercial vehicle industry’s most sophisticated FMS platforms. It secures rich data from onboard mission-critical systems while applying innovative control functions that further increase each fleet’s efficiency.

Recently, WABCO announced that it will supply a major German passenger car maker with its breakthrough electric Twin Compressor air suspension technology for the customer’s premium electric sport utility vehicles. WABCO is expected to equip all of these vehicles in global series production starting in late 2018. This new long-term agreement further strengthens WABCO’s leadership position as the passenger car industry’s sole supplier of electronically controlled air supply systems for electric-powered passenger vehicles. Separately, WABCO also extended and expanded its supply of vacuum pumps through agreements with two leading manufacturers involving passenger cars, sport utility vehicles and pick-up trucks. WABCO will supply one global automaker from China for delivery in the United States. WABCO expects to supply another major car manufacturer from India to support series production in India and elsewhere in Asia.

In January 2017, WABCO announced that the company has been ranked in the “Top 3” in its sector for “Best CEO” in the 2017 All-America Executive Team survey conducted by Institutional Investor magazine. It marks the fifth year in a row that WABCO has achieved this high recognition, further differentiating WABCO in its sector across all market capitalizations. In addition, WABCO’s Jacques Esculier was voted “Best CEO” in the 2017 All-America Executive Team Mid-Cap survey. Mid-Cap, meaning mid-capitalization, is a new and separate ranking by Institutional Investor magazine. Mr. Esculier ranked Number 1 across companies surveyed in its sector with a market capitalization up to $10 billion.

WABCO Full Year 2017 Guidance

Based on its estimate of future market conditions, WABCO provides guidance for 2017.

WABCO Guidance	Full Year 2017
Sales – in millions	$2,850 – $2,990
Sales growth – in local currencies	4.0% - 9.0%
Operating Margin – Reported	12.7% - 13.1%
Operating Margin – Performance	13.5% - 13.9%
Diluted EPS – Reported	$5.23 - $5.73
Diluted EPS – Performance	$5.55 - $6.05

“Our 2017 guidance reflects WABCO’s enduring commitment to outperform the global commercial vehicle market while transforming top-line growth into healthy bottom-line results through our three-pillar strategy of technology leadership, globalization and excellence in execution,” said Esculier. “Moving forward, we also reiterate our confidence in our ability to sustain WABCO’s delivery of outstanding shareowner value.”

WABCO Conference Call Today

Jacques Esculier, Chairman and Chief Executive Officer, and Prashanth Mahendra-Rajah, Chief Financial Officer, will discuss WABCO’s results and outlook on a conference call at 9:00 a.m. Eastern Time today. It will be webcast at www.wabco-auto.com where the press release and financial information will be available under “WABCO Q4 and Full Year 2016 Results.”

The call is also accessible by telephone in listen only mode. Dial-in number is +1 408 940 3818 and U.S. toll-free dial-in number is 877 844 0834.

A replay of the call will be available from 12:00 Noon Eastern Time on February 17 until 12:00 Noon Eastern Time on February 24, 2017. Replay dial-in number is +1 404 537 3406 and U.S. toll-free dial-in number is 855 859 2056. Conference ID is 47675989.

About WABCO

WABCO (NYSE: WBC) is a leading global supplier of technologies and services that improve the safety, efficiency and connectivity of commercial vehicles. Founded nearly 150 years ago, WABCO continues to pioneer breakthrough innovations for advanced driver assistance, braking, stability control, suspension, transmission automation and aerodynamics. Partnering with the transportation industry as it maps a route toward autonomous driving, WABCO also uniquely connects trucks, trailers, cargo, drivers, business partners and fleet operators through advanced fleet management systems and mobile solutions. For five consecutive years, Institutional Investor named WABCO among the “Top 3” in its sector for “Best CEO.” WABCO reported sales of $2.8 billion in 2016. Headquartered in Brussels, Belgium, WABCO has 13,000 employees in 40 countries. For more information, visit www.wabco-auto.com

Forward-Looking Statements

This document contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that are based on management’s good faith expectations and beliefs concerning future developments. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “strategies,” “prospects,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward looking in nature and not historical facts. Actual results may differ materially from these expectations as a result of many factors. These factors include, but are not limited to, the actual level of commercial vehicle production in our end markets, adverse developments in the business of our key customers, pricing changes to our supplies or products, our ability to successfully integrate any acquired businesses or our acquired businesses not performing as planned, our ability to mitigate any tax risks, including, but not limited to those risks associated with changes in legislation, tax audits and the loss of the benefits associated with our tax rulings and incentives in certain jurisdictions, and the other risks and uncertainties described in the “Risk Factors” section and the “Information Concerning Forward Looking Statements” section of WABCO’s Form 10-K, as well as in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Information Concerning Forward Looking Statements” section of WABCO’s Form 10-Q Quarterly Reports. WABCO does not undertake any obligation to update such forward-looking statements. All market and industry data are based on company estimates.

Non-GAAP Financial Measures

To facilitate the understanding of Q4 and Full Year 2016 results, several tables follow this news release. Sales, gross profit, operating expenses, and operating income, which exclude the effects of foreign exchange, as well as EBIT, are non-GAAP financial measures. Additionally, gross profit, operating expenses, operating income, operating margin, EBIT, tax rate, pre-tax income, net income attributable to the company, and net income attributable to the company per diluted share on a “performance basis” are non-GAAP financial measures that exclude items for separation, streamlining and acquisition, discrete and one-time tax items, and a non-cash out-of-period correction to our non-controlling interest, and other items that may mask the underlying operating results of the company, as applicable. These measures should be considered in addition to, not as a substitute for, GAAP measures. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner. Management believes that presenting these non-GAAP measures is useful to shareholders because it enhances their understanding of how management assesses the operating performance of the company’s business. Certain non-GAAP measures may be used, in part, to determine incentive compensation for current employees.

WABCO Financial Attachment

•	Consolidated Statements of Operations

•	Consolidated Balance Sheets

•	Consolidated Statements of Cash Flows

•	Three Months Ended December 31, 2016 Data Supplement Sheet

•	Twelve Months Ended December 31, 2016 Data Supplement Sheet

•	Reconciliation of GAAP to Non-GAAP Financial Measures for Full Year 2017 Guidance

WABCO media, investors and analysts contact

Christian Fife, +1 248 270 9290, christian.fife@wabco-auto.com

WABCO HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Amounts in millions, except share and per share data)	2016	2015	2016	2015

Sales	$713.7	$670.6	$2,810.0	$2,627.5
Cost of sales	495.8	470.8	1,935.9	1,842.0

Gross profit	217.9	199.8	874.1	785.5

Operating expenses:
Selling and administrative expenses	93.2	90.8	377.7	368.4
Product engineering expenses	32.7	31.3	135.2	139.5
Other operating expense, net	0.9	2.8	5.3	6.7

Operating income	91.1	74.9	355.9	270.9

Equity income of unconsolidated joint ventures, net	5.9	8.1	24.8	32.1
Other non-operating income, net	1.1	0.9	1.1	1.6
Interest expense, net	(3.6)	(2.6)	(12.7)	(7.1)

Income before income taxes	94.5	81.3	369.1	297.5

Income tax expense/(benefit)	16.7	(20.3)	121.8	11.5

Net income including noncontrolling interests	77.8	101.6	247.3	286.0

Less: Net income attributable to noncontrolling interests	14.7	2.9	24.3	10.8

Net income attributable to Company	$63.1	$98.7	$223.0	$275.2

Net income per common share:
Basic	$1.15	$1.73	$4.00	$4.76
Diluted	$1.15	$1.71	$3.98	$4.72
Cash dividend per share of common stock	$—	$—	$—	$—

Weighted average common shares outstanding:
Basic	54,837,908	57,158,698	55,695,738	57,768,018
Diluted	55,096,042	57,562,341	55,981,816	58,274,987

WABCO HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in millions)	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$862.5	$515.2
Short-term investments	—	43.8
Accounts receivable, less allowance for doubtful accounts: $6.5 in 2016; $5.9 in 2015	493.7	444.0
Inventories:
Finished products	102.9	95.7
Products in process	14.2	7.8
Raw materials	106.5	109.2
Taxes receivable on income	—	13.2
VAT receivable	65.1	37.9
Guaranteed notes receivable	53.6	53.9
Investments in repurchase agreements	128.7	38.3
Other current assets	46.8	27.4

Total Current Assets	1,874.0	1,386.4

Property, plant and equipment, less accumulated depreciation	408.6	398.0
Goodwill	399.2	377.7
Deferred tax assets	208.8	280.8
Investments in unconsolidated joint ventures	20.8	24.7
Intangible assets, net	78.9	62.8
Other Assets	65.7	59.5

Total Assets	$3,056.0	$2,589.9

LIABILITIES AND EQUITY
Current liabilities:
Loans payable to banks	$0.2	$5.0
Accounts payable	171.9	159.7
Accrued payroll	101.8	105.2
Current portion of warranties	32.2	23.1
VAT payable	40.1	23.0
Accrued expenses	69.4	61.9
Promotion and customer incentives	31.9	13.9
Other accrued liabilities	83.4	73.0

Total Current Liabilities	530.9	464.8

Long-term debt	958.9	498.7
Post-retirement benefits	590.6	552.7
Deferred tax liabilities	138.8	137.1
Long-term income tax liabilities	2.9	16.3
Other liabilities	66.6	84.0

Total Liabilities	2,288.7	1,753.6

Shareholders’ equity:
Preferred stock, 4,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value, 400,000,000 shares authorized; shares issued: 78,701,273 in 2016; 78,500,084 in 2015; and shares outstanding: 54,491,918 in 2016; 56,759,566 in 2015	0.8	0.8
Capital surplus	861.2	852.6
Treasury stock, at cost: 24,209,355 shares in 2016; 21,740,518 shares in 2015	(1,744.4)	(1,497.3)
Retained earnings	2,161.1	1,938.5
Accumulated other comprehensive loss	(577.3)	(507.9)

Total shareholders’ equity	701.4	786.7
Noncontrolling interests	65.9	49.6

Total Equity	767.3	836.3

Total Liabilities and Equity	$3,056.0	$2,589.9

WABCO HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Amounts in millions)	2016	2015	2016	2015
Operating Activities
Net income including noncontrolling interest	77.9	101.6	247.3	286.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	19.8	19.8	74.7	77.5
Amortization of intangibles	6.2	4.9	23.3	19.2
Equity in earnings of unconsolidated joint ventures, net of dividends received	(1.2)	0.6	3.9	(4.7)
Non-cash stock compensation	2.5	1.3	13.1	12.0
Non-cash interest expense and debt issuance cost amortization	6.1	3.9	17.7	7.8
Deferred income tax (benefit)/expense	(5.1)	(11.0)	68.3	(11.7)
Post-retirement benefit expense	12.4	11.5	44.2	43.1
Impairment on property, plant and equipment	1.4	7.7	1.4	7.7
(Gain)/loss on sale or disposal of property, plant and equipment	(0.3)	0.1	(0.6)	0.4
Changes in assets and liabilities:
Accounts receivable, net	(11.8)	11.2	(61.5)	(41.8)
Inventories	24.4	2.3	(3.9)	(42.7)
Accounts payable	(2.4)	2.0	21.7	52.1
Other accrued liabilities and taxes	(13.6)	(14.4)	63.9	23.1
Other current and long-term assets	20.5	2.9	(40.7)	(18.4)
Other long-term liabilities	(14.1)	(21.3)	(45.8)	13.5
Post-retirement benefit payments	(5.9)	(6.2)	(21.6)	(22.8)

Net cash provided by operating activities:	$116.8	$116.9	$405.4	$400.3

Investing Activities
Purchases of property, plant and equipment	(35.6)	(30.1)	(104.0)	(90.3)
Investments in capitalized software	(2.5)	(3.2)	(10.0)	(10.9)
Proceeds from disposal of property, plant and equipment	6.2	0.3	7.0	0.6
Purchases of short-term investments, net	(50.0)	(37.6)	(51.6)	(81.6)
Cost of preferred stock investment	—	—	(0.9)	(20.0)
Acquisition of businesses, net	0.7	—	(92.3)	—

Net cash used by investing activities:	$(81.2)	$(70.6)	$(251.8)	$(202.2)

Financing Activities
Borrowings of long-term debt and revolving credit facilities	469.1	—	730.1	577.0
Repayments of long-term debt and revolving credit facilities	(261.0)	—	(261.0)	(385.0)
Net (repayments)/borrowings of short-term debt	(1.5)	2.1	(4.9)	(2.7)
Settlement of forward contract	15.2	—	15.2	—
Purchases of treasury stock	(62.5)	(62.5)	(250.0)	(249.2)
Taxes withheld and paid on employee stock award vestings	—	—	(6.0)	(5.0)
Dividends to noncontrolling interest holders	(3.4)	(1.7)	(6.7)	(6.4)
Proceeds from exercise of stock options	0.7	0.5	3.9	17.3

Net cash provided/(used) by financing activities:	$156.6	$(61.6)	$220.6	$(54.0)

Effect of exchange rate changes on cash and cash equivalents	(39.8)	(13.6)	(26.9)	(40.6)

Net increase/(decrease) in cash and cash equivalents	152.4	(28.9)	347.3	103.5
Cash and Equivalents at Beginning of Period	710.1	544.1	515.2	411.7

Cash and Equivalents at End of Period	$862.5	$515.2	$862.5	$515.2

WABCO HOLDINGS INC. AND SUBSIDIARIES

Three Months Ended December 31, 2016 Data Supplement Sheet (Unaudited)

	Three Months Ended December 31,
	2016	% of Sales/	2015	% of Sales/	Chg vs. 2015	% Chg vs.
(Amounts in millions, except per share data)		Adj Sales		Adj Sales		2015
Sales
Reported	$713.7		$670.6		$43.1	6.4%
Foreign exchange translational effects	12.7		—		12.7

Adjusted Sales	$726.4		$670.6		$55.8	8.3%

Gross Profit
Reported	$217.9	30.5%	$199.8	29.8%	$18.1	9.1%
Streamlining costs	7.0		7.7		(0.7)
Separation costs	0.2		0.2		—
Acquisition related costs	—		—		—

Performance Gross Profit	$225.1	31.5%	$207.7	31.0%	$17.4	8.4%
Foreign exchange translational effects	4.8		—		4.8

Adjusted Gross Profit	$229.9	31.6%	$207.7	31.0%	$22.2	10.7%

Operating Expenses
Reported	$126.8	17.8%	$124.9	18.6%	$1.9	1.5%
Streamlining income/(costs)	1.7		(3.8)		5.5
Separation costs	(0.4)		(0.6)		0.2
Indirect tax related costs	—		1.7		(1.7)
Acquisition related costs	(3.1)		(2.3)		(0.8)

Performance Operating Expenses	$125.0	17.5%	$119.9	17.9%	$5.1	4.3%
Foreign exchange translational effects	2.1		—		2.1

Adjusted Operating Expenses	$127.1	17.5%	$119.9	17.9%	$7.2	6.0%

Operating Income
Reported	$91.1	12.8%	$74.9	11.2%	$16.2	21.6%
Streamlining costs	5.3		11.5		(6.2)
Separation costs	0.6		0.8		(0.2)
Indirect tax related costs/(income)	—		(1.7)		1.7
Acquisition related costs	3.1		2.3		0.8

Performance Operating Income	$100.1	14.0%	$87.8	13.1%	$12.3	14.0%
Foreign exchange translational effects	2.7		—		2.7

Adjusted Operating Income	$102.8	14.2%	$87.8	13.1%	$15.0	17.1%

EBIT (Earnings Before Interest and Taxes)
Reported Net Income Attributable to Company	$63.1		$98.7		$(35.6)	-36.1%
Income tax expense/(benefit)	16.7		(20.3)		37.0
Interest expense, net	3.6		2.6		1.0

EBIT	$83.4	11.7%	$81.0	12.1%	$2.4	3.0%
Streamlining costs	5.3		11.5		(6.2)
Separation costs	0.7		0.5		0.2
Indirect tax related costs/(income)	—		(1.7)		1.7
Acquisition related costs	3.1		2.3		0.8
Out-of-period noncontrolling interest correction	12.3		—		12.3

Performance EBIT (Earnings Before Interest and Taxes)	$104.8	14.7%	$93.6	14.0%	$11.2	12.0%

Pre-Tax Income
Reported Net Income Attributable to Company	$63.1		$98.7		$(35.6)
Income tax expense/(benefit)	16.7		(20.3)		37.0

Pre-Tax Income Attributable to Company	$79.8		$78.4		$1.4
Streamlining costs	5.3		11.5		(6.2)
Separation costs	0.7		0.5		0.2
Indirect tax related costs/(income)	—		(1.7)		1.7
Acquisition related costs	3.1		2.3		0.8
Out-of-period noncontrolling interest correction	12.3		—		12.3

Performance Pre-Tax Income Attributable to Company	$101.2		$91.0		$10.2

Tax rate on a reported basis	17.7%		-25.0%
Tax rate on a performance basis	20.1%		9.8%

Net Income Attributable to Company
Reported Net Income Attributable to Company	$63.1		$98.7		$(35.6)
Streamlining cost	5.3		11.5		(6.2)
Separation costs	0.7		0.5		0.2
Indirect tax related costs/(income)	—		(1.7)		1.7
Acquisition related costs	3.1		2.3		0.8
Out-of-period noncontrolling interest correction	12.3		—		12.3
Tax items (1)	(3.6)		(29.2)		25.6

Performance Net Income Attributable to Company	$80.9		$82.1		$(1.2)

Net Income Attributable to Company per Diluted Common Share	$1.15		$1.71
Performance Net Income Attributable to Company per Diluted Common Share	$1.47		$1.43

Common Shares Outstanding - Diluted	55.1		57.6
Incremental Gross Profit and Operating Income Margin	Gross Profit		Operating Income
Increase in adjusted sales from ‘15	55.8		55.8
Increase in adjusted income from ‘15	22.2		15.0

Incremental Income as a % of Sales	39.8%		26.9%
Less: YoY Transactional Foreign Exchange (FX) Impact			(4.6)

Increase in adjusted income from ‘15 excluding transactional FX impact			10.4
Incremental income excluding transactional FX as a % of Sales			18.6%

(1)	The tax impacts calculated are based on the statutory tax rate applicable to the item being adjusted for the jurisdiction from which the adjustment arises.

Note: The presentation of the performance measures above are not in conformity with generally accepted accounting principles (GAAP). These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

WABCO HOLDINGS INC. AND SUBSIDIARIES

Twelve Months Ended December 31, 2016 Data Supplement Sheet (Unaudited)

	Twelve Months Ended December 31,
	2016	% of Sales/	2015	% of Sales/	Chg vs. 2015	% Chg vs. 2015
(Amounts in millions, except per share data)		Adj Sales		Adj Sales
Sales
Reported	$2,810.0		$2,627.5		$182.5	6.9%
Foreign exchange translational effects	45.7		—		45.7

Adjusted Sales	$2,855.7		$2,627.5		$228.2	8.7%

Gross Profit
Reported	$874.1	31.1%	$785.5	29.9%	$88.6	11.3%
Streamlining costs	12.0		44.9		(32.9)
Separation costs	1.1		0.9		0.2
Acquisition related costs	0.9		—		0.9

Performance Gross Profit	$888.1	31.6%	$831.3	31.6%	$56.8	6.8%
Foreign exchange translational effects	13.5		—		13.5

Adjusted Gross Profit	$901.6	31.6%	$831.3	31.6%	$70.3	8.5%

Operating Expenses
Reported	$518.2	18.4%	$514.6	19.6%	$3.6	0.7%
Streamlining costs	(3.8)		(23.8)		20.0
Separation costs	(2.9)		(3.6)		0.7
Indirect tax related costs	—		(1.1)		1.1
Acquisition related costs	(12.8)		(9.2)		(3.6)

Performance Operating Expenses	$498.7	17.7%	$476.9	18.2%	$21.8	4.6%
Foreign exchange translational effects	6.7		—		6.7

Adjusted Operating Expenses	$505.4	17.7%	$476.9	18.2%	$28.5	6.0%

Operating Income
Reported	$355.9	12.7%	$270.9	10.3%	$85.0	31.4%
Streamlining costs	15.8		68.7		(52.9)
Separation costs	4.0		4.5		(0.5)
Indirect tax related costs	—		1.1		(1.1)
Acquisition related costs	13.7		9.2		4.5

Performance Operating Income	$389.4	13.9%	$354.4	13.5%	$35.0	9.9%
Foreign exchange translational effects	6.8		—		6.8

Adjusted Operating Income	$396.2	13.9%	$354.4	13.5%	$41.8	11.8%

EBIT (Earnings Before Interest and Taxes)
Reported Net Income Attributable to Company	$223.0		$275.2		$(52.2)	-19.0%
Income tax expense	121.8		11.5		110.3
Interest expense, net	12.7		7.1		5.6

EBIT	$357.5	12.7%	$293.8	11.2%	$63.7	21.7%
Streamlining costs	15.8		68.7		(52.9)
Separation costs	4.0		3.5		0.5
Indirect tax related costs	—		1.1		(1.1)
Acquisition related costs	13.7		9.2		4.5
Out-of-period noncontrolling interest correction	12.3		—		12.3

Performance EBIT (Earnings Before Interest and Taxes)	$403.3	14.4%	$376.3	14.3%	$27.0	7.2%

Pre-Tax Income
Reported Net Income Attributable to Company	$223.0		$275.2		$(52.2)
Income tax expense	121.8		11.5		110.3

Pre-Tax Income Attributable to Company	$344.8		$286.7		$58.1
Streamlining costs	15.8		68.7		(52.9)
Separation costs	4.0		3.5		0.5
Indirect tax related costs	—		1.1		(1.1)
Acquisition related costs	13.7		9.2		4.5
Out-of-period noncontrolling interest correction	12.3		—		12.3

Performance Pre-Tax Income	$390.6		$369.2		$21.4

Tax rate on a reported basis	33.0%		3.9%
Tax rate on a performance basis	16.9%		11.3%

Net Income Attributable to Company
Reported Net Income Attributable to Company	$223.0		$275.2		$(52.2)
Streamlining cost	15.8		68.7		(52.9)
Separation costs	4.0		3.5		0.5
Indirect tax related costs	—		1.1		(1.1)
Acquisition related costs	13.7		9.2		4.5
Out-of-period noncontrolling interest correction	12.3		—		12.3
Tax items (1)	55.8		(30.3)		86.1

Performance Net Income Attributable to Company	$324.6		$327.4		$(2.8)

Net Income Attributable to Company per Diluted Common Share	$3.98		$4.72
Performance Net Income Attributable to Company per Diluted Common Share	$5.80		$5.62

Common Shares Outstanding - Diluted	56.0		58.3
Incremental Gross Profit and Operating Income Margin	Gross Profit		Operating Income
Increase in adjusted sales from ‘15	228.2		228.2
Increase in adjusted income from ‘15	70.3		41.8

Incremental Income as a % of Sales	30.8%		18.3%
Less: YoY Transactional Foreign Exchange (FX) Impact			(9.7)

Increase in adjusted income from ‘15 excluding transactional FX impact			32.1
Incremental income excluding transactional FX as a % of Sales			14.1%

(1)	The tax impacts calculated are based on the statutory tax rate applicable to the item being adjusted for the jurisdiction from which the adjustment arises.

Note: The presentation of the performance measures above are not in conformity with generally accepted accounting principles (GAAP). These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

WABCO HOLDINGS INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures for Full Year 2017 Guidance

(Unaudited)

(Amounts in millions, except per share data)
Full Year 2017 Guidance
Sales

Reported Sales	$2,850.0 - $2,990.0
(1 Euro = 1.06 USD)
Operating Income

Reported Operating Income Margin	12.7% - 13.1%
Streamlining cost, impact to margin	0.3%
Separation costs, impact to margin	0.1%
Acquisition related items, impact to margin	0.4%

Performance Operating Income Margin	13.5% - 13.9%

Net Income Attributable to Company

Reported Net Income Attributable to Company	$280.5 - $307.3
Streamlining cost	10.0
Separation costs	4.0
Acquisition related items	12.0
Tax items (1)	(9.0)

Performance Net Income Attributable to Company	$297.5 - $324.3

Reported Net Income Attributable to Company per Diluted Common Share	$5.23 - $5.73

Performance Net Income Attributable to Company per Diluted Common Share	$5.55 - $6.05

Diluted common shares outstanding	~ 54

(1)	Includes the tax impacts of the above items, calculated based on the statutory tax rates applicable to each adjustment for the jurisdiction from which the adjustment arises.

Note: The presentation of performance net income and performance net income per diluted common share is not in conformity with generally accepted accounting principles (GAAP). These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.